UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐       Definitive Proxy Statement

☒       Definitive Additional Materials

☐       Soliciting Material Pursuant to § 240.14a-12

American Church Mortgage Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒       No fee required.

☐       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)       Title of each class of securities to which transaction applies:

__________________________________________________

2)       Aggregate number of securities to which transaction applies:

__________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________

4)       Proposed maximum aggregate value of transaction:

__________________________________________________

5)       Total fee paid:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)       Amount Previously Paid:

__________________________________________________

(2)       Form, Schedule or Registration Statement No.:

__________________________________________________

(3)       Filing Party:

__________________________________________________

(4)       Date Filed:

_________________________________________________

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing the proxy card.
Votes submitted electronically must be received by June 25, 2020 at 1:00 A.M., Central Time
Online Go to www.envisionreports.com/ACMC or scan the QR code — login details are located in the shaded bar below.
Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ACMC

1

American Church Mortgage Company’s Annual Meeting of Shareholders will be held on June 25, 2020 at American Church Mortgage, 10400 Yellow Circle Drive, Ste. 102, Minnetonka, MN 55343, at 10:00 A.M. CDT.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees and FOR Proposal 2:

1. ELECTION OF DIRECTORS:

01 - Michael G. Holmquist

02 - Philip J. Myers

2. Proposal to ratify the Appointment of WIPFLI, LLP as the Company’s independent public accounting firm for the year ended December 31, 2020.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.